UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Amendment Number 1 to

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2013 (February 11, 2013)

RIMROCK GOLD CORP.
 (Exact name of registrant as specified in its charter)

Nevada	333-149552	75-3266961
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Rd. Suite D155 Las Vegas, NV 89103
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: 1-800-854-7970

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment Number 1 to the Current Report filed on Form 8-K dated February 11, 2013 is being filed to include audited balance sheets as of February 11, 2013 for Rimrock Mining, Inc. as Exhibit 99.1 and our unaudited consolidated pro forma financial statements as Exhibit 99.2.

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Filed herewith as Exhibit 99.1 to this Report and incorporated herein by reference are the Audited Balance Sheets as of February 11, 2013 for Rimrock Mining, Inc.

(b) Pro Forma Financial Information.

Filed herewith as Exhibit 99.2 to this Report and incorporated herein by reference is unaudited pro forma combined financial information of Rimrock Gold Corp.

(d) Exhibits:

Exhibit Number	Description
4.1 (1)	Form of Warrant
10.1 (2)	Agreement and Plan of Merger, dated January 24, 2013, by and among Rimrock Gold Corp (formerly Tucana Lithium Corp.), Tucana Holdings Inc., and Rimrock Mining, Inc.
99.1*	Audited Balance Sheets as of February 11, 2013 for Rimrock Mining, Inc.
99.2*	Pro forma combined financial information of Rimrock Gold Corp. and its newly acquired assets.

(1)	Filed with the Securities and Exchange Commission on February 11, 2013 as an exhibit to the Registrant’s current report on Form 8-K, which exhibit is incorporated herein by reference.

(2)	Filed with the Securities and Exchange Commission on January 30, 2013 as an exhibit to the Registrant’s current report on Form 8-K, which exhibit is incorporated herein by reference.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIMROCK GOLD CORP.

Date: April 24, 2013	By:	/s/ Jordan Starkman
Jordan Starkman